EXHIBITS TO BE FILED BY EDGAR


               Exhibits:


                    B-2(a)(i)      Amended  and  Restated Nuclear  Material
                                   Lease  Agreement,  dated as  of November
                                   17,  1995,  between  Oyster  Creek  Fuel
                                   Corp. and JCP&L.

                    B-2(a)(ii)     Amended  and  Restated Nuclear  Material
                                   Lease  Agreement,  dated as  of November
                                   17, 1995,  between TMI-1 Fuel  Corp. and
                                   JCP&L.

                    B-2(a)(iii)    Amended  and  Restated Nuclear  Material
                                   Lease  Agreement,  dated as  of November
                                   17, 1995, between  TMI-1 Fuel Corp.  and
                                   Met-Ed.

                    B-2(a)(iv)     Amended  and  Restated Nuclear  Material
                                   Lease  Agreement,  dated as  of November
                                   17,  1995, between TMI-1  Fuel Corp. and
                                   Penelec.

                    B-2(b)(i)      Letter Agreements, dated as  of November
                                   17,   1995,   from  the   GPU  Companies
                                   relating to the Oyster Creek Lease and TMI-1 Leases.

                    B-3(i) Amended and Restated Trust Agreement, dated as of November 17, 1995, between United States Trust Company of New York, as Owner Trustee, Lord Fuel Corp. as Trustor and Beneficiary, and the GPU Companies.

                    F-1(a)(i)      "Past-tense" opinion of Berlack, Israels
                                   & Liberman LLP.

                    F-2(a)(ii)     "Past-tense"   opinion  of   Richard  S.
                                   Cohen, Esq.

                    F-1(a)(iii)    "Past-tense"  opinion of  Ryan, Russell,
                                   Ogden & Seltzer.

                    F-1(a)(iv)     "Past-tense"  opinion  of Ballard  Spahr
                                   Andrews & Ingersoll.